UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): August 16, 2007

Residential Asset Securitization Trust 2007-R1
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-140726-18

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-140726

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No.)

155 North Lake Avenue
Pasadena, California	91101
(Address of Principal Executive Offices)	(Zip Code)

The depositor’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8.

Item 8.01	Other Events.

On August 16, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Trust Agreement dated as of August 1, 2007 (the “Trust Agreement”), by and among the Company, as depositor, HSBC Securities (USA) Inc. as underlying certificate seller (the “Underlying Certificate Seller”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”), providing for the issuance of the Company’s Residential Asset Securitization Trust 2007-R1 (the “Trust”), Mortgage Pass-Through Certificates, Series 2007-R1 (the “Certificates”).  The Trust Agreement is annexed hereto as Exhibit 99.1.

Section 9. Financial Statements and Exhibits.
Item 9.01.

(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits:

99.1	Trust Agreement, dated as of August 1, 2007, by and among the Company, the Underlying Certificate Seller and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

By:	/s/ Victor H. Woodworth
Name: Victor H. Woodworth
Title: Vice President

Dated: August 31, 2007

Exhibit Index

Exhibit

99.1.	Trust Agreement, dated as of August 1, 2007, by and among the Company, the Underlying Certificate Seller and the Trustee.